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                                                                   Exhibit 10.1

                       CENTERSTATE BANKS OF FLORIDA, INC.
                   OFFICERS' AND EMPLOYEES' STOCK OPTION PLAN


                                   ARTICLE I

                                  Definitions

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

                  (a) "Board" or "Board of Directors" shall mean the board of directors of the Company.

                  (b) "Change of Control" shall mean (i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"), provided, however, that any acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the Company Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Company Voting Securities shall not constitute a Change of Control; or (ii) individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purposes, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or (iii) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the beneficial owners of the Company Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete


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liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, unless otherwise specifically provided herein.

                  (d) "Company" shall mean Centerstate Banks of Florida, Inc., a Florida corporation, and its successors.

                  (e) "Disinterested Person" shall have the meaning attributable to such term in Rule 16b-3 under the Securities Exchange Act of 1934, or any successor provision thereto.

                  (f) "Employee" shall mean any individual who is employed with the Company or any of its Subsidiaries as an officer or employee.

                  (g) "Incentive Stock Option" shall have the meaning given to it by Section 422 of the Code.

                  (h) "Nonstatutory Stock Option" shall mean any Option granted by the Company pursuant to this Plan which is not an Incentive Stock Option.

                  (i) "Option" shall mean an option to purchase Stock granted by the Company pursuant to the provisions of this Plan.

                  (j) "Option Price" shall mean the purchase price of each share of Stock subject to Option, as defined in Section 5.2 hereof.

                  (k) "Optionee" shall mean an Employee who has received an Option granted by the Company hereunder.

                  (l) "Plan" shall mean this Centerstate Banks of Florida, Inc. Officers' and Employees' Stock Option Plan.

                  (m) "Service" shall mean the tenure of an individual as an Employee of the Company or any of its Subsidiaries or any predecessor (including tenure with a corporation or other entity prior to the date that it became a Subsidiary).

                  (n) "Stock" shall mean the common stock of the Company, par value $.01 per share, or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some other corporation, such other stock or securities.


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                  (o)   "Stock Option Agreement" shall mean the agreement
between the Company and the Optionee under which the Optionee may purchase Stock pursuant to the Plan.

                  (p) "Stock Option Committee" shall mean the committee administering the Plan, pursuant to Article III hereof.

                  (q) "Subsidiary" shall mean any corporation or other entity which qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.


                                   ARTICLE II

                                    The Plan

         2.1 Name. This plan shall be known as the "Centerstate Banks of Florida, Inc. Officers' and Employees' Stock Option Plan."

         2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to Employees an opportunity to acquire or increase their proprietary interest in the Company by the grant of Options to such Employees under the terms set forth herein. By encouraging such Employees to become owners of Stock of the Company, the Company seeks to motivate, retain, and attract those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the Company and its Subsidiaries in large measure depends.

         2.3 Effective Date. The Plan shall become effective on September 29, 1999 (which is the same date the Plan was adopted by the Company's shareholders and Board of Directors).

         2.4 Participants. Only Employees of the Company and its Subsidiaries shall be eligible to receive Options under the Plan.


                                  ARTICLE III

                              Plan Administration

         3.1 Stock Option Committee. This Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Stock Option Committee"), which shall consist of at least two members of the Board who are Disinterested Persons and who are each an "outside director" (as such term is used in Treasury Regulation Section 1.162-27(e)(3)) during the time that they serve on such Stock Option Committee.


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         3.2   Power of the Stock Option Committee. The Stock Option Committee
shall have full authority and discretion: (a) to determine, consistent with the provisions of this Plan, which of the Employees will be granted Options to purchase any shares of Stock which may be issued and sold hereunder as provided in Section 4.1 hereof, the times at which Options shall be granted, and the number of shares of Stock covered by each Option; (b) to determine the Option Price (subject to Section 5.2 hereof) and other terms and provisions of each respective Stock Option Agreement, which need not be identical; (c) to determine whether the Options granted pursuant to this Plan shall be Incentive Stock Options or Nonstatutory Stock Options; (d) to construe and interpret the Plan; and (e) to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding upon all persons for all purposes. Unless otherwise indicated by the Stock Option Committee, Options granted pursuant to this Plan shall be Incentive Stock Options.


                                   ARTICLE IV

                        Shares of Stock Subject to Plan

         4.1   Limitations. Subject to adjustment pursuant to the provisions of
Section 4.3 hereof, the number of shares of Stock which may be issued and sold hereunder pursuant to Stock Option Agreements shall not exceed Three Hundred Sixty Five Thousand (365,000) shares. Shares subject to Options which terminate or expire prior to exercise shall be available for future Options.

         4.2 Options Granted Under Plan. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for Option hereunder. If Options granted hereunder shall terminate for any reason without being wholly exercised, then the Stock Option Committee shall have the discretion to grant new Options to Optionees hereunder covering the number of shares to which such terminated Options related.

         4.3 Stock Adjustments; Mergers. Notwithstanding Section 4.1, in the event the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, or stock dividend, the total number of shares set forth in Section 4.1 shall be proportionately and appropriately adjusted by the Board. If the Company continues in existence, the number and kind of shares that are subject to any Option and the Option Price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option. If the Company will not remain in existence or a majority of its Stock will be purchased or acquired by a single purchaser or group of purchasers acting together, then the Board may
(i) declare that all Options shall terminate 30 days after the Board gives written notice to all Optionees of their immediate right to exercise all Options then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionees that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Board to the securities of the


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successor corporation to which holders of the numbers of shares subject to such
Options would have been entitled, or (iii) some combination of aspects of (i) and (ii). The determination by the Board as to the terms of any of the foregoing adjustments shall be conclusive and binding. Any fractional shares resulting from any of the foregoing adjustments under this section shall be disregarded and eliminated.

         4.4 Change of Control. Upon a Change of Control, all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option agreements regarding exercisability.


                                   ARTICLE V

                                    Options

         5.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting of the Stock Option Committee authorizing the same and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Stock Option Agreement shall set forth such terms and conditions as may be determined by the Stock Option Committee to be consistent with the Plan and shall indicate whether the Option that it evidences is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

         5.2 Option Price. The Option Price of each share of Stock subject to Option shall not be less than the fair market value of the Stock on the date of grant. If the Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS") at the date of grant, then the fair market value of the Stock on the date of grant shall be equal to the closing price of such Stock as quoted on such exchange or market as of the trading day immediately preceding the effective date of such grant. If the Stock is not traded on a national securities exchange or the NMS at the date of grant, then the fair market value of the Stock on the date of grant shall be determined in good faith by the Board of Directors using any reasonable method, which shall include consideration of market quotations to the extent available.

         5.3 Option Exercise. Options may be exercised in whole or in part from time to time with respect to whole shares only, within the period permitted for the exercise thereof. Notwithstanding any other provision in this Plan, no option granted under the Plan may be exercised more than ten (10) years after the date on which it is granted. Options shall be exercised by: (i) written notice of intent to exercise the Option with respect to a specific number of shares of Stock which is delivered by hand delivery or registered or certified mail, return receipt requested, to the Company at its principal office; and (ii) payment in full to the Company at such office of the amount of the Option Price for the number of shares of Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made in cash, certified check, cashier's check, or personal check (and if made by personal check the shares of Stock issued upon exercise of the Option shall be held by the Company until the check has cleared); provided, however, that if at the time of exercise of the Option


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the Stock is traded on a national securities exchange or on the NMS, all or part of the Option Price may also be paid by delivery to the Company of shares of Stock previously acquired by the Optionee, which shall be valued for such purpose at the closing price of such Stock as quoted on such exchange or market as of the trading day immediately preceding the date of exercise. In addition to and at the time of payment of the Option Price, the Optionee shall, if and to the extent requested by the Company, pay to the Company in cash the full amount of all federal, state, and local withholding or other employment taxes, if any, applicable to the taxable income of the Optionee resulting from such exercise, and any sales, transfer, or similar taxes imposed with respect to the issuance or transfer of shares of Stock in connection with such exercise.

         5.4 Nontransferability of Option. No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "Qualified Domestic Order"). During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee or the Optionee's legal guardian or personal representative.

         5.5 Effect of Death, Disability, Retirement, or Other Termination of Service.

               (a) If an Optionee's Service with the Company and its Subsidiaries shall be terminated for "cause," as defined in Section 5.5(b) hereof, then no Options held by such Optionee, which are unexercised in whole or in part, may be exercised on or after the date on which such Optionee is first notified in writing by the Company of such termination for cause.

               (b) For purposes of this Section 5.5, termination for "cause" shall mean termination for the Optionee's personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, violation of any law, rule, or regulation (other than traffic violations or similar offenses) affecting the Company or its Subsidiaries, violation of any agreement or order with any bank regulatory agency, failure by the Optionee after receipt of written notice from the Company to perform Optionee's stated duties with the Company or its Subsidiaries, or such other circumstances as the Company and/or its Subsidiaries determines as resulting in the Optionee's termination of employment for "cause."

               (c) If an Optionee's Service with the Company and its Subsidiaries shall be terminated for any reason other than for cause (as defined in Section 5.5(b) hereof) and other than normal or early retirement at or after age fifty-five
                     (55) or the disability (as defined in Section 5.5(f) hereof) or death of the Optionee, then: (i) no Options held by such Optionee which are unexercised in whole or in part may be exercised on or after the effective date of such termination or, if later, ten (10) days after the date that the Optionee, if terminated by the Company and its Subsidiaries, receives written notice of termination; and (ii)


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                     the Stock Option Committee may, but shall not be obligated to, allow the Optionee to exercise within such time any or all of the Options, if any, held by the Optionee which would not yet otherwise be exercisable.

               (d) If an Optionee's Service with the Company and its Subsidiaries shall be terminated by reason of normal or early retirement at or after age fifty-five (55), then the Optionee shall have the right to exercise the Optionee's Options for ninety (90) days after the date of such termination, but only to the extent that such Options were exercisable at the date of such termination; provided, however, that the Stock Option Committee may, but shall not be obligated to, allow such Optionee to exercise within such time any or all of the Options, if any, held by the Optionee which would not yet otherwise be exercisable.

               (e) If an Optionee's Service with the Company and its Subsidiaries shall be terminated by reason of the death or disability (as defined in Section 5.5(f) hereof) of the Optionee, then the personal representative or administrator of the estate of the Optionee or the person or persons to whom an Option granted hereunder shall have been validly transferred by the personal representative or administrator pursuant to the Optionee's will or the laws of descent and distribution, as the case may be, shall have the right to exercise all of the Optionee's Options for ninety (90) days after the date of such termination, including any Options not yet otherwise exercisable as of the date of such termination.

               (f) For purposes of this Section 5.5, the terms "disability" and "disabled" shall have the meaning set forth in the principal disability insurance policy or similar program then maintained by the Company on behalf of Employees or, if no such policy or program is then in existence, the meaning then used by the United States Government in determining persons eligible to receive disability payments under the social security system of the United States.

               (g) No transfer of an Option by the Optionee by will, the laws of descent and distribution, or a Qualified Domestic Order shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will or the Qualified Domestic Order and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

         5.6 Rights as Shareholder. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares of Stock subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.


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         5.7   Investment Intent. Upon or prior to the exercise of all or any portion of an Option, the Optionee shall furnish to the Company in writing such information or assurances as, in the Company's opinion, may be necessary to enable it to comply fully with the Securities Act of 1933, as amended, and the rules and regulations thereunder and any other applicable statutes, rules, and regulations. Without limiting the foregoing, if a registration statement is not in effect under the Securities Act of 1933, as amended, with respect to the shares of Stock to be issued upon exercise of an Option, the Company shall have the right to require, as a condition to the exercise of such Option, that the Optionee represent to the Company in writing that the shares to be received upon exercise of such Option will be acquired by the Optionee for investment and not with a view to distribution and that the Optionee agree, in writing, that such shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel reasonably acceptable to it to the effect that such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended. The Company shall have the right to endorse on certificates representing shares of Stock issued upon exercise of an Option such legends referring to the foregoing representations and restrictions or any other applicable restrictions on resale or disposition as the Company, in its discretion, shall deem appropriate.


                                   ARTICLE VI

                            Incentive Stock Options

         6.1 Requirements. All Incentive Stock Options granted pursuant to the terms of this Plan shall be subject to the additional limitations and restrictions as set forth in the Code and in this Article VI. Any Option granted pursuant to this Plan which does not fulfill all of the provisions of this Article VI shall not be an Incentive Stock Option and thus shall be a Nonstatutory Stock Option.

         6.2 Grant Period. All Incentive Stock Options granted hereunder must be granted within ten (10) years from the Effective Date set forth in Section
2.3 which represents the earlier of: (a) the date the Plan was adopted by the Board; or (b) the date the Plan is approved by the shareholders of the Company.

         6.3 Eligibility. The Stock Option Committee shall determine which Employees shall receive Incentive Stock Options. No member of the Stock Option Committee shall be eligible to receive Incentive Stock Options. Incentive Stock Options may not be granted to any Employee who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless: (a) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of its grant; and (b) the Option Price of the shares covered by such Incentive Stock Option is not less than one hundred and ten percent (110%) of the fair market value of such shares on the date that such Incentive Stock Option is granted.


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         6.4   Special Rule Regarding Exercisability. If, for any reason, any
Option granted hereunder which is intended to be an Incentive Stock Option shall exceed the limitation on exercisability contained in the Code at any time, such Options shall nevertheless be exercisable, but: (a) any exercise of such Option shall be deemed to be an exercise of an Incentive Stock Option first until the portion of such Option qualifying as an Incentive Stock Option shall have been exercised in full; and (b) the portion of such Option in excess of the foregoing limitation on exercisability shall be deemed to be a Nonstatutory Stock Option.


                                  ARTICLE VII

                           Nonstatutory Stock Options

         The Stock Option Committee may grant Nonstatutory Stock Options under this Plan. Such Nonstatutory Stock Options must fulfill all of the requirements of all provisions of this Plan except for those contained in Article VI hereof. Subject to the approval and acceptance of the Stock Option Committee in its discretion, any Employee who is granted a Nonstatutory Stock Option pursuant to this Plan shall be entitled to elect to surrender all or any part of such Nonstatutory Stock Option to the Company and receive, in exchange, an Incentive Stock Option covering the same number of shares as those with respect to which the Nonstatutory Stock Option was surrendered. Any such election shall be valid and effective only upon its approval and acceptance by the Stock Option Committee, which may impose additional terms as a condition to its approval.


                                  ARTICLE VIII

                               Stock Certificates

         The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or of any portion thereof, prior to fulfillment of all of the following conditions:

               (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed, if any;

               (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory agency, which the Company shall in its sole discretion determine to be necessary or advisable;

               (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Company shall in its sole discretion determine to be necessary or advisable; and


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               (d)   The lapse of such reasonable period of time following the
exercise of the Option as the Company from time to time may establish for reasons of administrative convenience.


                                   ARTICLE IX

                Termination, Amendment, and Modification of Plan

         The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the shareholders of the Company may increase the total number of shares of Stock subject to the Plan except as contemplated in Section 4.3 hereof or alter the class of persons eligible to receive Options under the Plan, and provided further that no termination, amendment, or modification of the Plan shall without the written consent of the Optionee of such Option adversely affect the rights of the Optionee with respect to an outstanding Option or the unexercised portion thereof.

         Notwithstanding any other provision in this Plan, the Company's primary federal bank regulator shall at any time have the right to direct the Company to require Optionees to exercise their Options or forfeit their Options if the Company's capital falls below the minimum requirements, as determined by such federal bank regulator.


                                   ARTICLE X

                                 Miscellaneous

         10.1 Continued Employment Not Presumed. This Plan and any document describing this Plan and the grant of any Option hereunder shall not give any Optionee or other employee a right to continued employment by the Company or its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate the employment of any such person with or without cause.

         10.2 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or its Subsidiaries, nor shall the Plan preclude the Company or its Subsidiaries from establishing any other forms of incentive or other compensation for directors, officers, or employees of the Company or its Subsidiaries.

         10.3 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

         10.4 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.


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         10.5   Applicable Law.  This Plan shall be governed by and construed in accordance with the laws of the State of Florida.

         10.6 Headings, etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

         10.7 Severability. If any provision or provisions of this Plan shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


                                 CENTERSTATE BANKS OF FLORIDA, INC.



                                 By:   /s/ James H. White
                                     -----------------------------------------
                                       James H. White, Chairman, President and
                                       Chief Executive Officer


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